CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our name and to all references to us in connection with this Form N-1A Registration Statement for JohnsonFamily Funds.

                               ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin
December 28, 1998